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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 12, 2004




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                        0-21625               41-1782300
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                              Identification No.)



                     8091 Wallace Road, Eden Prairie, MN             55344
                   (Address of principal executive offices)        (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On May 12, 2004, Famous Dave's of America, Inc. issued a press release announcing that its Board of Directors has authorized a stock repurchase plan whereby the Company may repurchase up to one million shares of its common stock. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

         99.1   Famous Dave's of America, Inc. Press Release dated May 12, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAMOUS DAVE'S OF AMERICA, INC.


Date: May 14, 2004              By: /s/ Diana G. Purcel
                                   ---------------------------------------------
                                     Name:  Diana G. Purcel
                                     Title: Vice President, Chief Financial
                                            Officer and Secretary